February 21, 2018 Kraton Corporation Fourth Quarter 2017 Earnings Presentation

Kraton Fourth Quarter 2017 Earnings Call 2 Disclaimers Forward Looking Statements Some of the statements and information in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation includes forward-looking statements that reflect our plans, beliefs, expectations, and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often identified by words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans”, “on track” “on trend”, or “anticipates,” or by discussions of strategy, plans or intentions, including all matters described on the slide titled “2018 Modeling Assumptions” and our expectations for targeted debt reduction.. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: Kraton's ability to repay its indebtedness; Kraton's reliance on third parties for the provision of significant operating and other services; conditions in the global economy and capital markets; fluctuations in raw material costs; limitations in the availability of raw materials; competition in Kraton's end-use markets; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events.

Kraton Fourth Quarter 2017 Earnings Call 3 GAAP Disclaimer This presentation includes the use of non-GAAP financial measures, as defined below. Tables included in this presentation reconcile each of these non- GAAP financial measures with the most directly comparable GAAP financial measure. For additional information on the impact of the spread between the FIFO basis of accounting and estimated current replacement cost (“ECRC”), see our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. We consider these non-GAAP financial measures to be important supplemental measures in the evaluation of our absolute and relative performance. However, we caution that these non-GAAP financial measures have limitations as analytical tools and may vary substantially from other measures of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin: For our consolidated results, EBITDA represents net income (loss) before interest, taxes, depreciation and amortization. For each reporting segment, EBITDA represents operating income before depreciation and amortization, disposition and exit of business activities and earnings of unconsolidated joint ventures. Among other limitations, EBITDA does not: reflect the significant interest expense on our debt or reflect the significant depreciation and amortization expense associated with our long-lived assets; and EBITDA included herein should not be used for purposes of assessing compliance or non-compliance with financial covenants under our debt agreements since it calculation differs in such agreements. Other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure. As an analytical tool, Adjusted EBITDA is subject to all the limitations applicable to EBITDA. We prepare Adjusted EBITDA by eliminating from EBITDA the impact of a number of items we do not consider indicative of our on-going performance but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, due to volatility in raw material prices, Adjusted EBITDA may, and often does, vary substantially from EBITDA and other performance measures, including net income calculated in accordance with U.S. GAAP. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue (for each reporting segment or on a consolidated bases, as applicable). Adjusted Gross Profit and Adjusted Gross Profit Per Ton: We define Adjusted Gross Profit Per Ton as Adjusted Gross Profit divided by total sales volume (for each reporting segment or on a consolidated basis, as applicable). We define Adjusted Gross Profit as gross profit excluding certain charges and expenses. Adjusted Gross Profit is limited because it often varies substantially from gross profit calculated in accordance with U.S. GAAP due to volatility in raw material prices. Adjusted Diluted Earnings Per Share: Adjusted Diluted Earnings Per Share is Diluted Earnings (Loss) Per Share excluding the impact of a number of non-recurring items we do not consider indicative of our on-going performance. Net Debt: Net debt for Kraton is total debt (excluding debt of KFPC due to its own capital structure) less cash and cash equivalents. Consolidated net debt is Kraton net debt plus debt of KFPC less KFPC’s cash and cash equivalents. Management believes that net debt is useful to investors in determining our leverage since we could choose to use cash and cash equivalents to satisfy our debt obligations. Disclaimers

Kraton Fourth Quarter 2017 Earnings Call 4 2017 Highlights Full-year 2017 net income of $97.5 million and Adjusted EBITDA(1) of $374.2 million compared to net income of $107.3 million and Adjusted EBITDA(1) of $354.1 million in 2016 ▪ Adjusted EBITDA(1) up $20 million or 5.7% compared to 2016 Polymer segment operating income of $117.4 million and Adjusted EBITDA(1) of $223.0 million compared to operating income of $77.9 million and Adjusted EBITDA(1) of $183.1 million in 2016 ▪ Adjusted EBITDA(1) up $40 million or 21.8% compared to 2016 ▪ 2017 Adjusted EBITDA margin(2) of 19% Chemical segment operating income of $84.7 million and Adjusted EBITDA(1) of $151.2 million compared to operating income of $58.4 million and Adjusted EBITDA(1) (3) of $171.0 million in 2016 ▪ 2017 Adjusted EBITDA margin(2) of 20% ▪ Improving trends for TOFA and TOR drove 9.5% growth in Adjusted EBITDA(1) in 2H’17 vs. 1H’17 Adjusted earnings of $2.85 per diluted share(1) in 2017, up 21% compared to $2.36 per diluted share in 2016 Delivered Chemical segment synergies and operational cost improvements of $65 million, one year ahead of plan Delivered an incremental $13 million of cost reductions in the Polymer segment in 2017 Reduced Kraton net debt(1) by $163 million, exceeding high end of expected range ▪ Net debt(1) reduced by $281 million since the date of the Arizona Chemical Acquisition (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. (3) Chemical segment results for the period January 6, 2016 (the date of the Arizona Chemical Acquisition) through December 31, 2016.

Kraton Fourth Quarter 2017 Earnings Call 5 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Consolidated Financial Results – Q4 2017 $50.8 $42.1 $34.7 $35.2 2017 2016 Adjusted EBITDA(1) Polymer Chemical $85.5 $77.2 ($ in millions, except for Per share data amounts) Three Months Ended December 31, 2017 2016 Change Revenue $ 466.0 $ 415.4 $ 50.6 Net income (loss) attributable to Kraton $ 69.6 $ (3.7) $ 73.3 Diluted earnings (loss) per share $ 2.17 $ (0.12) $ 2.29 Adjusted EBITDA(1) $ 85.5 $ 77.2 $ 8.3 Adjusted EBITDA margin(2) $ 18.3% $ 18.6% $ (30) b.p. Adjusted diluted earnings per share(1) $ 0.67 $ 0.29 $ 0.38 $21.8 $18.0 $17.9 $17.5 2017 2016 Operating Income Polymer Chemical $39.7 $35.5

Kraton Fourth Quarter 2017 Earnings Call 6 Polymer Segment Financial Results – Q4 2017 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. ▪ Sales volume up 3.0% vs. Q4'16 ▪ Performance Products sales volume up 2.0%, vs. Q4'16 ▪ Specialty Polymers sales volume up 6.8% vs. Q4'16 ▪ Cariflex volume essentially flat with Q4'16 ▪ Revenue increase vs. Q4'16 reflects higher average selling prices and higher sales volume ▪ Adjusted EBITDA(1) up $8.7 million or 20.7% vs. Q4'16 ▪ Adjusted Gross Profit(1) was $1,022 per ton in Q4'17, compared to $880 per ton in Q4'16 Adjusted EBITDA Margin(2) 18.2% 17.6% ($ In millions, except volume) $279.5 $238.6 75.6 73.4 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 2017 2016 Revenue and Sales Volume (kT) Revenue Volume (kT) $21.8 $18.0 $50.8 $42.1 Q4'17 Q4'16 Operating Income and Adjusted EBITDA(1) Operating Income Adjusted EBITDA

Kraton Fourth Quarter 2017 Earnings Call 7 $94.4 $76.7 $72.2 $79.0 H1'16 H2'16 H1'17 H2'17 Adjusted EBITDA(1) $186.5 $176.8 100.9 103.5 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 2017 2016 Revenue and Sales Volume (kT) Revenue Volume (kT) $17.9 $17.5 $34.7 $35.2 Q4'17 Q4'16 Operating Income and Adjusted EBITDA Operating Income Adjusted EBITDA Chemical Segment Financial Results – Q4 2017 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Adjusted EBITDA Margin(2) 18.6% 19.9% ($ In millions, except volume) ▪ Sales volume down 2.5% vs. Q4'16 ▪ Adhesives sales volume up 1.8% vs. Q4'16 ▪ Performance Chemicals sales volume down 4.9% vs. Q4'16 ▪ Roads & Construction volume up 11.9% and Tires volume down 3.2% vs. Q4'16 ▪ Adjusted EBITDA(1) essentially flat vs. Q4'16 ▪ Pricing and unit margins improved H2’17 vs. H1’17, with H2’17 Adjusted EBITDA up 9.5% vs. H1’17 ↑ 9.5% ↑ 3.0%

Kraton Fourth Quarter 2017 Earnings Call 8 $117.4 $77.9 $84.7 $58.4 2017 2016 Operating Income Polymer Chemical $202.1 $136.3 ($ in millions, except for Per share data amounts) Twelve Months Ended December 31, 2017 2016(3) Change Revenue $ 1,960.4 $ 1,744.1 $ 216.3 Net income (loss) attributable to Kraton $ 97.5 $ 107.3 $ (9.8) Diluted earnings (loss) per share $ 3.07 $ 3.43 $ (0.36) Adjusted EBITDA(1) $ 374.2 $ 354.1 $ 20.1 Adjusted EBITDA margin(2) $ 19.1% $ 20.3% $ (120) b.p. Adjusted diluted earnings per share(1) $ 2.85 $ 2.36 $ 0.49 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. (3) Chemical segment results for the period January 6, 2016 (the date of the Arizona Chemical Acquisition) through December 31, 2016. Consolidated Financial Results - 2017 ($ In millions) $223.0 $183.1 $151.2 $171.0 2017 2016 Adjusted EBITDA(1) Polymer Chemical $374.2 $354.1

Kraton Fourth Quarter 2017 Earnings Call 9 ($ millions) KFPC Joint Venture ABL Term Loans Notes Capital Leases Cash KRA Net Debt Gross Debt Cash JV Net Debt Consolidated Net Debt December 31, 2016 $ - $1,278 $440 $3 $108 $1,613 $116 $14 $102 $1,715 Cash flow - - - - 166 (166) - (33) 33 (133) Financing / currency - (595) 400 (1) (199) 3 42 32 10 13 December 31, 2017 $ - $683 $840 $2 $75 $1,450 $158 $13 $145 $1,595 Since the close of the Arizona Chemical acquisition Kraton net debt has been reduced by $281 million $163 Million Reduction in Kraton Net Debt in 2017 $1,799 $1,715 $1,595 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 At Close 12/31/2016 12/31/2017 Consolidated Net Debt & Leverage 5.4x 4.8x 4.3x

Kraton Fourth Quarter 2017 Earnings Call 10 Net Debt December 31, 2017 December 31, 2016 (In millions) Term Loan – USD Tranche $ 485.0 $ 1,278.0 Term Loan - Euro Tranche 198.3 — 10.5% Senior Notes 440.0 440.0 7.0% Senior Notes 400.0 — ABL — — Capital lease 2.1 3.0 Kraton debt 1,525.4 1,721.0 Kraton cash 75.2 107.6 Kraton net debt 1,450.1 1,613.4 KFPC(1) (2) loans 158.3 115.9 KFPC(1) cash 13.8 14.2 KFPC(1) net debt 144.5 101.7 Consolidated net debt $ 1,594.6 $ 1,715.1 (1) This amount includes all of the indebtedness of our Kraton Formosa Polymers Corporation (KFPC) joint venture, located in Mailiao, Taiwan, which we own a 50% stake in and consolidate within our financial statements. (2) During the fourth quarter of 2017, KFPC executed two revolving credit facilities to provide funding for working capital requirements and/or general corporate purposes. These are in addition to the 5.5 billion NTD KFPC Loan Agreement. Note: May not foot due to rounding. ▪ Kraton net debt reduced by $163 million since December 31, 2016 ▪ From closing of the Arizona Chemical acquisition through 12/31/2017, Kraton net debt reduced by $281 million

Appendix

Kraton Fourth Quarter 2017 Earnings Call 12 2018 Modeling Assumptions(1) ($ in millions) Non-cash compensation expense $10 Depreciation & amortization $140 Interest expense Cash interest of approximately $108 million $117 Effective tax rate Non-GAAP basis 20%-25% 20% - 25% Capex (includes capitalized interest) $110 Reduction in net debt(2) Approximately $125 (1) Management's estimates. These estimates are forward-looking statements and speak only as of February 21, 2018. Management assumes no obligation to update or confirm these estimates in light of new information or future events. (2) We have not reconciled net debt guidance to debt due to high variability and difficulty in making accurate forecasts and projections that are impacted by future decisions and actions. The actual amount of such reconciling items will have a significant impact if they were included in our net debt. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort. Note: Non-cash compensation expense is excluded in determining Adjusted EBITDA and included in determining Adjusted EPS.

Kraton Fourth Quarter 2017 Earnings Call 13 Polymer Segment 2017 Revenue by Geography and Product Group R ev en ue b y G eo gr ap hy R ev en ue b y P ro du ct G ro up CARIFLEX PERFORMANCE PRODUCTS SPECIALTY POLYMERS

Kraton Fourth Quarter 2017 Earnings Call 14 ADHESIVES TIRES ROADS & CONSTRUCTION PERFORMANCE CHEMICALS Chemical Segment 2017 Revenue by Geography and Product Group

Kraton Fourth Quarter 2017 Earnings Call 15 Polymer Reconciliation of Gross Profit to Adjusted Gross Profit Three Months Ended December 31, 2017 Three Months Ended December 31, 2016 Twelve Months Ended December 31, 2017 Twelve Months Ended December 31, 2016 (In thousands) Gross profit $ 68,688 $ 64,851 $ 309,780 $ 274,625 Add (deduct): Restructuring and other charges (a) — 135 5,354 920 Weather related costs (b) 3,385 — 4,145 — KFPC startup costs (c) 3,970 — 13,633 — Non-cash compensation expense 16 65 458 501 Spread between FIFO and ECRC 1,170 (483) (2,261) 5,324 Adjusted gross profit (non-GAAP) $ 77,229 $ 64,568 $ 331,109 $ 281,370 Sales volume (kilotons) 75.6 73.4 333.7 324.2 Adjusted gross profit per ton $ 1,022 $ 880 $ 992 $ 868 a) Severance expenses and other restructuring related charges. b) Costs related to Hurricane Harvey and Hurricane Irma. c) Startup costs related to the joint venture company, KFPC.

Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures

	Three Months Ended December 31, 2017			Three Months Ended December 31, 2016		
	Polymer	Chemical	Total	Polymer	Chemical	Total
	(In thousands)					
Net income (loss) attributable to Kraton			$ 69,608			$ (3,740)
Net income (loss) attributable to noncontrolling interest			275			(876)
Consolidated net income (loss)			69,883			(4,616)
Add (deduct):						
Income tax expense (benefit)			(60,791)			(8,930)
Interest expense, net			30,693			37,502
Earnings of unconsolidated joint venture			(116)			(120)
Loss on extinguishment of debt			19			—
Disposition and exit of business activities			—			11,585
Operating income	$ 21,830	$ 17,858	39,688	$ 17,955	$ 17,466	35,421
Add (deduct):						
Depreciation and amortization	17,559	17,563	35,122	14,731	17,014	31,745
Disposition and exit of business activities	—	—	—	(7,225)	(4,360)	(11,585)
Loss on extinguishment of debt	(19)	—	(19)	—	—	—
Earnings of unconsolidated joint venture	116	—	116	120	—	120
EBITDA	39,486	35,421	74,907	25,581	30,120	55,701
Add (deduct):						
Transaction, acquisition related costs, restructuring, and other costs (a)	1,507	344	1,851	5,780	756	6,536
Disposition and exit of business activities	—	—	—	7,225	4,360	11,585
Loss on extinguishment of debt	19	—	19	—	—	—
Weather related costs (b)	3,385	—	3,385	—	—	—
KFPC startup costs (c)	4,954	—	4,954	2,899	—	2,899
Non-cash compensation expense	261	—	261	1,062	—	1,062
Spread between FIFO and ECRC	1,170	(1,086)	84	(483)	(79)	(562)
Adjusted EBITDA	$ 50,782	$ 34,679	$ 85,461	$ 42,064	$ 35,157	$ 77,221

a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges, which are primarily recorded in selling, general, and administrative expenses.
b) 2017 costs are related to Hurricane Harvey and Hurricane Irma, which is all recorded in cost of goods sold. In 2015, the reduction in costs is due to insurance recoveries related to the Belpre production downtime, which are primarily recorded in cost of goods sold.
c) Startup costs related to the joint venture company, KFPC, which are recorded in cost of goods sold in 2017 and selling, general, and administrative expenses in 2016.

Kraton Fourth Quarter 2017 Earnings Call 16

Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures

	Twelve Months Ended December 31, 2017			Twelve Months Ended December 31, 2016		
	Polymer	Chemical	Total	Polymer	Chemical[f]	Total
	(In thousands)					
Net income attributable to Kraton			$ 97,549			$ 107,308
Net loss attributable to noncontrolling interest			(4,903)			(2,668)
Consolidated net income			92,646			104,640
Add (deduct):						
Income tax benefit			(57,884)			(91,954)
Interest expense, net			132,459			138,952
Earnings of unconsolidated joint venture			(486)			(394)
Loss on extinguishment of debt			35,389			13,423
Disposition and exit of business activities			—			(28,416)
Operating income	$ 117,402	$ 84,722	202,124	$ 77,891	$ 58,360	136,251
Add (deduct):						
Depreciation and amortization	67,998	69,164	137,162	59,930	65,728	125,658
Disposition and exit of business activities	—	—	—	32,776	(4,360)	28,416
Loss on extinguishment of debt	(35,389)	—	(35,389)	(13,423)	—	(13,423)
Earnings of unconsolidated joint venture	486	—	486	394	—	394
EBITDA	150,497	153,886	304,383	157,568	119,728	277,296
Add (deduct):						
Transaction, acquisition related costs, restructuring, and other costs (a)	13,000	(165)	12,835	25,035	8,529	33,564
Disposition and exit of business activities (b)	—	—	—	(32,776)	4,360	(28,416)
Loss on extinguishment of debt	35,389	—	35,389	13,423	—	13,423
Effect of purchase price accounting on inventory valuation (c)	—	—	—	—	24,719	24,719
Weather related costs (d)	4,145	1,320	5,465	—	—	—
KFPC startup costs (e)	14,618	—	14,618	6,179	—	6,179
Non-cash compensation expense	7,627	—	7,627	8,334	—	8,334
Spread between FIFO and ECRC	(2,261)	(3,857)	(6,118)	5,324	13,709	19,033
Adjusted EBITDA	$ 223,015	$ 151,184	$ 374,199	$ 183,087	$ 171,045	$ 354,132

a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges, which are recorded primarily in selling, general, and administrative expenses.
b) Includes $38.2 million gain on sale of BCU, $3.2 million gain on disposition of joint venture, $4.4 million loss on exit of our Solution Resinates product line, and $8.6 million loss of exit of our NEXAR product line.
c) Higher costs of goods sold for our Chemical segment related to the fair value adjustment in purchase accounting for their inventory.
d) 2017 costs are related to Hurricane Harvey and Hurricane Irma, which are all recorded in cost of goods sold. In 2015, the reduction in costs is due to insurance recoveries related to the Belpre production downtime, which are primarily recorded in cost of goods sold.
e) Startup costs related to the joint venture company, KFPC, which are recorded in costs of goods sold in 2017 and selling, general, and administrative expenses in 2016.
f) Chemical segment results for the period January 6, 2016 (the date of the Arizona Chemical Acquisition) through December 31, 2016.

Kraton Fourth Quarter 2017 Earnings Call 17

Kraton Fourth Quarter 2017 Earnings Call 18 Reconciliation of Diluted EPS to Adjusted Diluted EPS a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges, which are recorded primarily in selling, general, and administrative expenses. b) Includes $38.2 million gain on sale of BCU, $3.2 million gain on disposition of joint venture, $4.4 million loss on exit of our Solution Resinates product line, and $8.6 million loss of exit of our NEXAR product line. c) 2017 costs are related to Hurricane Harvey and Hurricane Irma, which are recorded in cost of goods sold. In 2015, the reduction in costs is due to insurance recoveries related to the Belpre production downtime, which are primarily recorded in cost of goods sold. d) Higher costs of goods sold for our Chemical segment related to the fair value adjustment in purchase accounting for their inventory. e) Startup costs related to the joint venture company, KFPC, which are recorded in costs of goods sold in 2017 and selling, general, and administrative expenses in 2016. f) Income tax benefit related to a portion of the change in our valuation allowance for deferred tax assets. g) Tax repatriation and deferred tax rate change relating to the 2017 U.S. Tax Cuts and Jobs Act. Three Months Ended , Twelve Months Ended December 31, December 31, 2017 2016 2017 2016 Unaudited Diluted earnings (loss) per share $ 2.17 $ (0.12) $ 3.07 $ 3.43 Transaction, acquisition related costs, restructuring, and other costs (a) 0.05 0.18 0.31 0.90 Disposition and exit of business activities (b) - 0.23 - (0.59) Loss on extinguishment of debt 0.14 - 0.87 0.27 Weather related costs (c) 0.09 - 0.13 - Effect of purchase price accounting on inventory valuation (d) - - - 0.63 KFPC startup costs (e) 0.09 0.04 0.26 0.08 Tax reform repatriation (g) 1.46 - 1.46 - Tax reform deferred tax rate change (g) (3.06) - (3.06) - Valuation allowance (f) - - - (2.75) Spread between FIFO and ECRC (0.27) (0.04) (0.19) 0.39 Adjusted Diluted earnings per share (non-GAAP) $ 0.67 $ 0.29 $ 2.85 $ 2.36